UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                          June 23, 2006 (June 20, 2006)
                Date of Report (Date of earliest event reported)

                                STEELCLOUD, INC.
             (Exact name of registrant as specified in its charter)

          Virginia                       0-24015                 54-1890464
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(State or other jurisdiction      (Commission File No.)        (IRS Employer
      of incorporation)                                      Identification No.)

                             14040 Park Center Road
                             Herndon, Virginia 20171

          (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (703) 674-5500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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FORWARD-LOOKING STATEMENTS

Statements in this Current Report on Form 8-K (including the exhibit) that are not purely historical facts, including statements regarding SteelCloud's beliefs, expectations, intentions or strategies for the future, may be "forward-looking statements" under the Private Securities Litigation Reform Act of 1995. All forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the plans, intentions and expectations reflected in or suggested by the forward-looking statements. Such risks and uncertainties include, among others, introduction of products in a timely fashion, market acceptance of new products, cost increases, fluctuations in and obsolescence of inventory, price and product competition, availability of labor and materials, development of new third-party products and techniques that render SteelCloud's products obsolete, delays in obtaining regulatory approvals, potential product recalls and litigation. Risk factors, cautionary statements and other conditions which could cause SteelCloud's actual results to differ from management's current expectations are contained in SteelCloud's filings with the Securities and Exchange Commission. SteelCloud undertakes no obligation to update any forward-looking statement to reflect events or circumstances that may arise after the date of this filing.

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On June 22, 2006, SteelCloud, Inc. ("SteelCloud" or the "Company") issued a press release relating to the Company's financial results for its fiscal second quarter, which ended April 30, 2006.

A copy of the press release is attached as Exhibit 99.1 and a copy of the transcript of the conference call is attached as Exhibit 99.2.

The information in this Current Report on Form 8-K (including the exhibit) is furnished pursuant to Item 2.02 and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by Steelcloud under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

ITEM 3.01. NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING.

On June 20, 2006, SteelCloud received notice from Nasdaq that the Company's securities will be delisted from The NASDAQ Stock Market at the opening of business on June 29, 2006, unless the Company requests a hearing in accordance with the Marketplace Rule 4800 Series (the "Notice"). The Notice was sent to the Company as a result of the Company not filing its Form 10-Q for the period ended April 30, 2006 ("Quarterly Report") as required by Marketplace Rule 4310(c)(14); on June 15, 2006, the Company filed Form 12b-25 Notification of Late Filing extending the filing date to June 20, 2006. The Company filed its Quarterly Report with the Securities and Exchange Commission on June 22, 2006.

ITEM 8.01 OTHER EVENTS.

On June 22, 2006, the Company issued a press release announcing the receipt of a notice from Nasdaq relating to the delisting of the Company's securities. Please see Item 3.01.

A copy of the press release is attached hereto as Exhibit 99.3.


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ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

99.1 Press Release issued by SteelCloud, Inc., dated June 22, 2006, entitled "SteelCloud Announces Fiscal Second Quarter Results Non-Recurring Charges Account for Nearly 45% of Quarterly Loss. "
99.2 SteelCloud, Second Quarter 2006 Conference Call For June 22, 2006 at 11:00 AM EDT.
99.3 Press Release issued by SteelCloud, Inc., dated June 22, 2006, entitled "SteelCloud Receives Non-Compliance Notice from NASDAQ Late 10Q Filing Could Result in Delisting."

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

                                           STEELCLOUD, INC.


                                           By: /s/ Kevin Murphy

                                           Kevin Murphy, Chief Financial Officer

June 23, 2006


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